UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                January 21, 1997
                                ----------------


                               FFY FINANCIAL CORP
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                       0-21638                       34-1735753
--------------------------------------------------------------------------------
 (State or other            (Commission File Number)            (IRS Employer
 jurisdiction of                                                Identification
  incorporation)                                                    Number)


 724 Boardman-Poland Road, Youngstown, Ohio                         44512
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  (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:               330-726-3396
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                                      N/A
       ------------------------------------------------------------------
         (Former name or former address, if changed since last report)



Item 5.    Other Events

      On January 21, 1997, the Registrant issued the attached press release.


Item 7.    Financial Statements and Exhibits

           (a)   Fiancial Statements


FFY FINANCIAL CORP. AND SUBSIDIARY
(unaudited)

Selected Consolidated Financial Condition Data:    December 31,   June 30,      %
-----------------------------------------------       1996          1996      Change
(Dollars in thousands)                             ---------------------------------

Total assets                                       $582,331       $575,602      1%
Loans receivable, net                               453,270        438,790      3%
Allowance for loan losses                             3,506          3,439      2%
Non-performing assets                                 4,984          4,673      7%
Securities available for sale                        83,484        109,836    -24%
Deposits                                            460,708        456,541      1%
Securities sold under agreements to repurchase        6,888          6,640      4%
Borrowed funds                                       25,000          1,200     NM
Stockholders' equity                                 83,342        101,921    -18%

                                                                  Three months ended              Six months ended
                                                                     December 31,                    December 31,
Selected Consolidated Operations Data:                       ----------------------------    ----------------------------
--------------------------------------                                               %                               %
(Dollars in thousands except per share amounts)                1996       1995     Change      1996       1995     Change
                                                             ------------------------------------------------------------

Total interest income                                        $11,588    $10,883      6%      $22,797    $21,731      5%
Total interest expense                                         5,927      5,554      7%       11,493     11,156      3%
                                                             ------------------              ------------------
      Net interest income                                      5,661      5,329      6%       11,304     10,575      7%
Provision for loan losses                                        198         73    171%          353        149    137%
                                                             ------------------              ------------------
      Net interest income after provision for loan losses      5,463      5,256      4%       10,951     10,426      5%
Non-interest income                                              219        278    -21%          439        533    -18%
Gain (loss) on sale of securities                                173         17     NM          (370)        17     NM
Total non-interest expense                                    (3,014)    (2,857)     5%       (8,967)    (5,800)    55%
                                                             ------------------              ------------------
      Income before federal income taxes                       2,841      2,694      5%        2,053      5,176    -60%
Federal income tax expense                                       940        918      2%          647      1,748    -63%
                                                             ------------------              ------------------
Net income                                                   $ 1,901    $ 1,776      7%      $ 1,406    $ 3,428    -59%
                                                             ==================              ==================

Earnings per share                                           $  0.39    $  0.35     11%      $  0.29    $  0.67    -57%
                                                             ==================              ==================

Cash dividends declared per share                            $ 0.175    $  0.15     17%      $  0.35    $  0.30     17%
                                                             ==================              ==================


FFY FINANCIAL CORP. AND SUBSIDIARY
(unaudited)

                                                     Three months ended            Six months ended
                                                        December 31,                  December 31,
                                                  ------------------------    --------------------------

Selected Financial Ratios and Other Data:            1996          1995           1996           1995
-----------------------------------------         ------------------------------------------------------

Performance Ratios:
  Return on assets (ratio of net income to
   average total assets)                            1.27%(2)      1.24%(2)       0.48%(2)       1.20%(2)
  Interest rate spread information:
    Average during period (3)                       3.12%(2)      2.98%(2)       3.20%(2)       2.93%(2)
    End of period (3)                               3.02%         2.73%          3.02%          2.73%
  Net interest margin (1)  (3)                      3.92%(2)      3.85%(2)       4.00%(2)       3.80%(2)
  Ratio of operating expense to average
   total assets                                     2.01%(2)      2.00%(2)       3.05%(2)       2.02%(2)
  Return on equity (ratio of net income
   to average equity)                               7.38%(2)      6.71%(2)       2.74%(2)       6.43%(2)
  Dividend payout ratio                            44.87%        42.86%        120.69%         44.78%
  Liquidity Ratio (Bank only)                       7.67%        13.45%          7.67%         13.45%

Quality Ratios:
  Non-performing assets to total assets at end
   of period                                        0.86%         0.84%          0.86%          0.84%
  Allowance for loan losses to non-performing
   assets                                          70.35%        68.71%         70.35%         68.71%
  Provision for loan losses to total loans
   receivable, net                                  0.17%(2)      0.07%(2)       0.16%(2)       0.07%(2)

Capital Ratios:
  Equity to total assets at end of period          14.31%        18.17%         14.31%         18.17%
  Average equity to average assets                 17.16%        18.53%         17.45%         18.57%
  Book value per share                            $19.30        $20.15        $ 19.30        $ 20.15
  Increase in book value per share
   due to SFAS No. 115                            $ 0.04        $ 0.07        $  0.04        $  0.07
  Ratio of average interest-earning assets to
   average interest-bearing liabilities             1.20 x        1.22 x         1.20 x         1.22 x
  Regulatory capital ratios: (Bank only)
    Tangible capital - 1.50% required               9.92%        10.04%          9.92%         10.04%
    Core capital - 3.00% required                   9.92%        10.04%          9.92%         10.04%
    Risk-based capital - 8.00% required            17.48%        18.95%         17.48%         18.95%


<F1> Net interest income divided by average interest earning assets -
     calculated without consideration of the unrealized loss on securities available for sale.
<F2> Annualized.
<F3> Ratio is presented on a fully taxable equivalent basis using the company's federal statutory tax rate of 34%.


           (b)   Exhibits

                 20.1.   Press release, dated January 21, 1997.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            FFY FINANCIAL CORP.

Date:  January 24, 1997                     By:  /s/ JEFFREY L. FRANCIS
       ---------------------                     ------------------------------
                                                     Jeffrey L. Francis,
                                                     President and CEO